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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           CURRENT REPORT ON FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004


                                LINK ENERGY LLC
             (Exact name of registrant as specified in its charter)


          DELAWARE                     000-50195                76-0424520
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



2000 WEST SAM HOUSTON PARKWAY SOUTH, SUITE 340,
                 HOUSTON, TEXAS                                    77042
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (713) 781-1980









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ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  As previously disclosed, Link Energy LLC ("Link") has sold all of its crude oil marketing, pipeline and trucking transportation business, which constituted all of Link's remaining assets, to Plains All American Pipeline, LP. As a result of this transaction, Link has no further operations and is in the process of winding up its affairs.

                  In connection with its winding up process, Link has adopted liquidation basis accounting and does not intend to have any future financial statements audited. As a result, on October 15, 2004, the board of directors of Link authorized the dismissal of PricewaterhouseCoopers LLP ("PwC") as Link's independent registered public accounting firm.

                  The reports of PwC with respect to Link's financial statements as of December 31, 2003 and for the ten-month period then ended, the two-month period ended February 28, 2003 and as of and for the year ended December 31, 2002 did not contain an adverse opinion, disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports of PwC with respect to each of these periods contained an explanatory paragraph describing significant doubt concerning Link's ability to continue as a going concern.

                  There were no disagreements between Link and PwC during the ten-month period ended December 31, 2003, the two-month period ended February 28, 2003, the year ended December 31, 2002 and the interim period from January 1, 2004 through October 15, 2004 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports for such periods.

                  No "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the ten-month period ended December 31, 2003, the two-month period ended February 28, 2003, the year ended December 31, 2002 or the interim period from January 1, 2004 through October 15, 2004.

                  Link has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements related to PwC. A copy of this letter is attached to this Form 8-K as Exhibit 16.1.

ITEM 8.01.        OTHER EVENTS.

                  In connection with winding up its affairs, Link intends to file a Form 15 with the Commission that will terminate the registration of Link's common units under the Securities Exchange Act of 1934 and certify that there are fewer than 300 holders of record of Link's common units.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

16.1 Letter, dated October 21, 2004, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding certain statements in this report

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          LINK ENERGY LLC
                                          (a Delaware Limited Liability Company)

Date:    October 21, 2004


                                          By:    /s/ Thomas M. Matthews
                                             -----------------------------------
                                               Thomas M. Matthews
                                               Chairman of the Board and
                                               Chief Executive Officer

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                               INDEX TO EXHIBITS

16.1 Letter, dated October 21, 2004, from PricewaterhouseCoopers LLP to the Securities and Exchange Commission regarding certain statements in this report